Biological assets	12 Months Ended
Dec. 31, 2019
Disclosure Of Reconciliation Of Changes In Biological Assets [Abstract]
Biological assets
8.	Biological assets

The Company’s biological assets consist of cannabis plants in various stages of vegetation, including plants which have not been harvested, and a variety of flowers in various stages of growth. The change in carrying value of biological assets are as follows:

	December 31, 2019	December 31, 2018
Balance, beginning of year	876	54
Increase in biological assets due to capitalized costs	62,331	2,537
Net change in fair value of biological assets	30,726	(1,280)
Transferred to inventory upon harvest	(80,991)	(435)
Acquisitions (note 5a)	1,288	—
Foreign currency translation	79	—
Balance, end of year	14,309	876

Biological assets are valued in accordance with IAS 41 and are presented at their fair value less costs to sell up to the point of harvest. This is determined using a model which estimates the expected harvest yield in grams for plants currently being cultivated, and then adjusts that amount for the expected selling price less costs to sell per gram.

Cannabis plants

The fair value measurements for biological assets have been categorized as Level 3 fair values based on the inputs to the valuation technique used. The Company’s method of accounting for biological assets attributes value accretion on a straight-line basis throughout the life of the biological asset from initial cloning to the point of harvest.

Management believes the most significant unobservable inputs and their impact on fair value of biological assets are as follows:

Assumption	Input	Weighted average input		Effect of 10% change ($000s)
		December 31 2019	December 31 2018	December 31 2019	December 31 2018
Yield per square foot of growing space (1)	Grams	47	45	1,183	87
Average net selling price (2)	$/gram	5.47	5.25	3,021	294
After harvest cost to complete and sell	$/gram	2.34	0.70	267	39
(1)	Varies by strain; obtained through historical growing results or grower estimate if historical results are not available.
(2)	Varies by strain and sales market; obtained through average selling prices or estimated future selling prices if historical results are not available.

These estimates are subject to volatility in market prices and several uncontrollable factors, which could significantly affect the fair value of biological assets in future periods.

The Company estimates the harvest yields for cannabis at various stages of growth. As at December 31, 2019, it is estimated that the Company’s biological assets will yield approximately 10,455 kilograms (December 31, 2018 - 2,800 kilograms) of dry cannabis when harvested. During the year ended December 31, 2019 the Company harvested 34,012 kilograms of dry cannabis (ten months ended December 31, 2018 – 337 kilograms).

The Company’s estimates are, by their nature, subject to change and differences from the anticipated yield will be reflected in the net change in fair value of biological assets in future periods.

Flowers

Due to the large variety of plants produced by the Company it is not possible to determine the costs to sell for each product line due to mixed trolleys being delivered to customers each day and therefore an average has been applied across all plants based on a post-wastage gross margin.

The fair value measurements for biological assets have been categorized as Level 2 fair values based on inputs from the international flower market and applied to all unharvested plants at each period end.